UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 2, 2003

                       EDUCATIONAL DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957

           Delaware                                       73-0750007
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS

            99.1 Press release dated as of April 2, 2003

ITEM 9. REGULATION FD DISCLOSURE

      In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On April 2, 2003, Educational Development Corporation, announced via press release its earnings and operating results for the fiscal year ended February 28, 2003. A copy of the press release is attached hereto.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Educational Development Corporation

By:   /s/ Randall W. White
      -------------------------------------
      Randall W. White
      President and Chief Executive Officer

Date: April 2, 2003


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
*99.1          Press release dated as of April 2, 2003

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* Filed herewith.